UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	November 28, 2006

Penton Media, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-14337	36-2875386

(Commission File Number)	(IRS Employer Identification No.)

The Penton Media Building 1300 East Ninth Street, Cleveland, Ohio	44114-1503

(Address of Principal Executive Offices)	(Zip Code)

216-696-7000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
As previously announced, Penton Media, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger, dated as of November 1, 2006, with Prism Business Media Holdings, Inc., a Delaware corporation (“Prism”), and Prism Acquisition Co., a Delaware corporation and a direct wholly-owned subsidiary of Prism (“Merger Sub”), pursuant to which Merger Sub proposes to merge with and into the Company (the “Proposed Merger”), with the Company continuing as the surviving corporation. The Company announced today that, in connection with the Proposed Merger, the U.S. Federal Trade Commission has granted early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.
A copy of the press release is furnished herewith as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
99.1     Press Release dated November 28, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PENTON MEDIA, INC.

By:	/s/ Preston L. Vice

Name: Title:	Preston L. Vice Chief Financial Officer
Date: November 28, 2006

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